                                                                    EXHIBIT 23.3






                             CONSENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS








We hereby consent to the incorporation by reference in the Registration Statement on Amendment 1 of Form S-3 (No. 333-89825) of Cumulus Media of our report dated February 25, 1999 relating to the financial statements balance sheet of Broadcasting Company, Inc. Which appears in the Current Report on Form 8-K of Cumulus Media Inc. filed November 3, 1999.




Wipfli Ullrich Bertelson LLP


November 4, 1999
Eau Claire, Wisconsin